                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - August 12, 1997

                         MELLON BANK, N.A. on behalf of
                   MELLON BANK HOME EQUITY LOAN TRUST 1996-1
               (Exact name of registrant as specified in charter)

        United States                 000-20817                   25-0659306
 (State or other jurisdiction      (Commission File            (I.R.S. Employer
     of incorporation)                 Number)               Identification No.)

                             One Mellon Bank Center
                           Pittsburgh, PA 15258-0001
              (Address of principal executive offices) (Zip code)

      Registrant's telephone number, including area code - (412) 234-5000

Item 5.  Other Events

               The Registrant hereby incorporates by reference the information contained in Exhibit 20 hereto in response to this
               Item 5.

Item 7.  Financial statements and exhibits

               (c)  Exhibits.

                    20.   Monthly Servicer Report and Investor Report


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  MELLON BANK HOME EQUITY
                                  LOAN TRUST 1996-1

                                  By:      MELLON BANK, N.A.


Date:  August 13, 1997            By:          STEVEN G. ELLIOTT
                                        ------------------------------
                                        Name:  Steven G. Elliott
                                        Title: Vice Chairman and
                                               Chief Financial Officer

                               INDEX TO EXHIBITS

Exhibit No.   Document Description                             Method of Filing

     20       Monthly Servicer Report and                      Filed herewith
              Investor Report


                                       3